**AGREEMENT FOR PURCHASE AND SALE
AND ESCROW INSTRUCTIONS**

THIS AGREEMENT FOR PURCHASE AND SALE AND ESCROW INSTRUCTIONS (this "**Agreement**") is made and entered into as of January 4, 2024 ("**Effective Date**"), by and between Pomona Officer Tower, LLC, a Delaware limited liability company ("**Pomona**"), and WG Kupka, LLC, a California limited liability company ("**Kupka**") (Pomona and Kupka together, "**Seller**"), and Inno Holdings Inc., a Texas corporation, or its affiliated assignee ("**Buyer**").

<u>RECITALS</u>

A. Seller is the owner of certain real property in the City of Pomona, County of Los Angeles, State of California consisting of that certain real property located at and commonly known as 300 South Park Avenue, and more particularly depicted in **<u>Exhibit A</u>** attached hereto and incorporated herein by this reference (the **"Real Property**"), together with (i) the improvements located upon the real property consisting of an approximately 120,776sq. ft. office and commercial building (the **"Building**", and together with the Land, the "**Real Property**"), (ii) the leases (the "**Tenant Leases**") between Seller, as landlord, and the tenants shown on the rent roll attached hereto as **<u>Exhibit B</u>**, as tenants, (iii) all of Seller's right, title and interest in and to any and all personal property owned by Seller and located within and used in connection with the Real Property (the "**Personal Property**") (The Real Property, including the Leases, Personal Property, and items in the foregoing clauses (ii) through (iii) are collectively referred to herein as the "**Property**").

B. German American Capital Corporation, a Maryland corporation, made a loan to Seller in the original principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND and NO/100 Dollars ($11,500,000.00) ("**Loan**"), as evidenced by a promissory note dated as of March 17, 2015 ("**Note**") and secured by a deed of trust on the Property recorded on March 18, 2015 in the Recorder's Office of Los Angeles County, California as Instrument No. 20150292864 (the "**Original Deed of Trust**"), as assigned to Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of COMM 2015-CCRE23 Mortgage Trust Commercial Pass-Through Certificates ("**Lender**") pursuant to that certain assignment of deed of trust recorded on September 17, 2015 in the Recorder's Office of Los Angeles County, California as Instrument No. 2015115230 ("**Assignment of Deed of Trust**") (the Original Deed of Trust and Assignment of Deed of Trust together, the "**Deed of Trust**").

C. Buyer intends to purchase the Property subject to the Loan. The Buyer's assumption of the balance due to Lender under the Loan is intended to represent a portion of the consideration to be paid to Seller pursuant to this Agreement.

D. Buyer desires to: purchase the Real Property from Seller and Seller desires to sell to the Real Property to Buyer on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing Recitals and the terms, covenants and conditions of this Agreement, and for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

TERMS AND CONDITIONS

1. PURCHASE AND SALE OF THE REAL PROPERTY.

1.1 Purchase and Sale. Buyer hereby agrees to purchase the Real Property from Seller and Seller hereby agrees to sell the Real Property to Buyer, on the terms and conditions set forth herein.

2. PURCHASE PRICE. The purchase price for the Real Property shall be the sum of FOURTEEN MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($14,600,000.00) (the "**Purchase Price**"). The Purchase Price shall be payable in the following manner:

2.1 Deposit. Buyer shall deposit with Escrow Holder (as hereinafter defined) by federal funds wire transfer, within five (5) Business Days following the Effective Date, a deposit in the amount of FOUR HUNDRED FORTY THOUSAND AND NO/100 DOLLARS ($440,000.00) (together with earned on such deposit, the "**Deposit**"). If for any reason whatsoever Buyer fails to timely deliver the Deposit to Escrow Holder, this Agreement shall automatically terminate and neither party shall have any further rights or obligations hereunder. Following the expiration of the Due Diligence Period without any termination of this Agreement by Buyer, the Deposit shall become fully non-refundable to Buyer absent a termination of this Agreement as a result of a default by Seller, or due to condemnation or casualty in accordance with the terms and provisions of this Agreement.

2.2 Assumption of the Existing Loan. At Closing, subject to the consent of Lender as provided herein, Buyer shall take title to the Property subject to or having assumed Seller's obligations under the Loan to come due from and after Closing consisting of the outstanding principal balance due under the Loan and all outstanding accrued and unpaid interest thereon as of Closing, which current unpaid balance as of the Effective Date is approximately NINE MILLION SIX HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($9,690,000.00).

2.3 Balance. The balance of the Purchase Price (plus Buyer's share of closing costs and prorations as described in this Agreement) shall be deposited into Escrow by Buyer on or before the close of business of Escrow Holder on the Business Day immediately prior to the Closing in the form of federal funds wire transfer to an account designated by Escrow Holder, and shall be delivered to Seller as part of the Purchase Price at the Closing.

2.4 Interest Payments on Deposit. Upon receipt of the Deposit, Escrow Holder shall deposit such funds in an interest bearing account, with interest thereon to accrue to Buyer, provided that any interest so earned shall be deemed to be a part of the Deposit.

2.5 Independent Consideration. An amount equal to One Hundred and No/100 Dollars ($100.00) of the Deposit shall be considered as independent consideration for Seller's performance under this Agreement ("**Independent Consideration**"), which shall be retained by Seller in all instances. The Independent Consideration shall be nonrefundable under all circumstances and shall not be applied to the Purchase Price at Closing. Buyer and Seller expressly acknowledge and agree that (a) the Independent Consideration, plus Buyer's agreement to pay the

costs provided in this Agreement, has been bargained for as consideration for Seller's execution and delivery of this Agreement and for Buyer's review, inspection and termination rights during the Due Diligence Period, and (b) such consideration is adequate for all purposes under any applicable law or judicial decision.

3. DUE DILIGENCE/APPROVAL.

3.1 Due Diligence Period.

(a) Buyer shall have a period of time within which Buyer shall diligently perform such reviews, inspections, and investigations regarding the Real Property and the condition of title thereto as Buyer deems necessary or appropriate, commencing on the date that Seller delivers all of the Property Information (defined below) to Buyer and continuing until 5:00 p.m. (Pacific time) on the date which is forty dive (45) days from the opening of Escrow (the "**Due Diligence Period**"). In order to facilitate Buyer's reviews, inspections and investigations regarding the Real Property and the condition of title to the Real Property, on or before ten (10) days following the Effective Date, Seller shall make available to Buyer any environmental reports regarding the Real Property and all of the documents, studies, phase 1, reports, governmental permits, licenses, development rights, entitlements, approvals, warranties, guarantees, plans, specifications and other materials set forth on **Exhibit "C"**, attached hereto and incorporated herein by this reference, to the extent the same are within Seller's possession and control ("**Property Information**"). Seller makes no representation or warranty as to the accuracy or completeness of any of the Property Information provided to Buyer.

(b) Provided that all such inspections are scheduled in advance through Seller, Seller shall permit Buyer and its agents, contractors, subcontractors, consultants, employees, engineers, legal counsel and other authorized representatives of Buyer who shall inspect, investigate, test or evaluate the Real Property on behalf of Buyer (collectively, "**Licensee Parties**"), during normal weekday business hours and in a manner which will not unreasonably interfere with the quiet use and enjoyment of the Real Property, to inspect all portions of the Real Property. Buyer shall give Seller not less than two (2) Business Days prior written notice of its intent to enter upon the Real Property and Seller shall have the right, but not the obligation, to be present during all such inspections. All inspections by or on behalf of Buyer shall be at Buyer's sole cost, and Buyer shall bear all risk and responsibility for any property damage or personal injury caused by such inspections, and hereby agrees to indemnify, hold harmless and defend Seller from any damages caused thereby and from any liens resulting therefrom; provided, however, such indemnification obligation shall not be applicable to Buyer's mere discovery of any pre-existing adverse physical condition at the Real Property, except to the extent Buyer and/or the Licensee Parties exacerbate such pre-existing condition and then only to the extent of such exacerbation. Prior to entering upon the Real Property, Buyer shall provide to Seller certificates of insurance confirming that Buyer and its authorized representatives have obtained commercial general liability insurance in the face amount of not less than $2,000,000 in the aggregate naming Seller as an additional insured, with respect to any acts or omissions of Buyer and the Licensee Parties at or upon the Real Property.

3.2 Title Review. As soon as reasonably possible following the Effective Date, Seller shall cause Chicago Title Insurance Company (the "**Title Company**") to provide to Buyer

a preliminary title report prepared together with copies of all documents referred to as exceptions therein (the "**Title Report**"). On or before the end of the Due Diligence Period, Buyer shall notify Seller in writing of any disapproved title matter or any disapproved matters disclosed by any survey (the "**Survey**") obtained by Buyer (the "**Disapproved Title Matters**"). All title exceptions set forth in the Title Report and matters shown on the Survey, in either case to the extent not disapproved in accordance with the preceding sentence, shall constitute "**Permitted Title Exceptions**." Any failure by Buyer to timely provide notice of any Disapproved Title Matters, shall be deemed Buyer's approval of all matters shown in the Title Report and the Survey. Within five (5) Business Days after Seller's receipt of Buyer's notice of any Disapproved Title Matters, Seller shall notify Buyer in writing of those Disapproved Title Matters that Seller will cure by removing or causing the Title Company to insure or endorse against the same at or prior to the Closing. Seller's failure to so notify Buyer within said five (5) business day period shall be deemed Seller's election not to cure any Disapproved Title Matters. If Seller elects (or is deemed to have elected) not to cure any Disapproved Title Matters, Buyer shall then have the right to elect, on or prior to two (2) Business Days following Seller's election or deemed election not to cure the same, either (a) to terminate this Agreement, or (b) to waive its disapproval of such Disapproved Title Matters (in which event such Disapproved Title Matters shall then become Permitted Title Exceptions). Buyer's failure to deliver a notice of termination or waiver of its disapproval of such Disapproved Title Matters prior to such date will be deemed Buyer's waiver of its disapproval of such Disapproved Title Matter(s) and election to proceed to the Closing of the purchase of the Real Property. Notwithstanding any contrary provisions of this Section 3.2, any (i) delinquent taxes and assessments, and (ii) mechanics' liens caused solely by Seller which encumber the Real Property, shall, in any event, all be deemed to constitute Disapproved Title Matters which Seller shall satisfy and remove at or prior to the Closing. In the event that following the expiration of the Due Diligence Period, any new exceptions to title, including any new exceptions based on a Survey obtained by Buyer and provided to the Title Company prior to the expiration of the Due Diligence Period, are disclosed, Buyer shall have the right within two (2) Business Days after receiving notice of the same, to provide notice to Seller in writing that Buyer disapproves of the same, in which case any such disapproved matters shall constitute a Disapproved Title Matter and shall be subject to the foregoing provisions of this Section 3.2 as to Seller's election to cure or not to cure the same, and Buyer's election to waive its disapproval of such new Disapproved Title Matter. If Buyer fails to deliver written notice of disapproval of any such new title exception within such two (2) business day period, such new matter will be deemed to constitute a Permitted Title Exception. Notwithstanding any provision herein to the contrary, the Closing Date (if not already then extended for sufficient period of time pursuant to Sections 4.3 or 9.5), shall be extended such number of days as is necessary to allow for the Seller and Buyer response times as set forth in this Section 3.2 above.

3.3 Approval or Disapproval of the Real Property. If Buyer disapproves of any matter that is has reviewed in connection with its reviews, inspections and investigations with respect to the Real Property, Buyer shall prior to 5:00 p.m. (Pacific time) on the date of expiration of the Due Diligence Period, provide to Seller written notice of such disapproval ("**Buyer's Disapproval Notice**"), and upon Seller's receipt of Buyer's Disapproval Notice, this Agreement shall automatically terminate, Seller shall return the Initial Deposit to Buyer and, except for those provisions of this Agreement which expressly survive termination, neither party shall have any further rights or obligations hereunder. If Buyer fails or elects not to timely deliver Buyer's Disapproval Notice to Seller and Escrow Holder, Buyer shall be deemed to have approved of the

Real Property and all of Buyer's reviews, inspections and investigations with respect to the same, and this Agreement shall continue in full force and effect

3.4 Loan Assumption Contingency. Subject to the terms and conditions herein, Buyer shall have until 5:00 p.m., Pacific time, on the date that is one hundred twenty (120) days from the opening of Escrow for a loan assumption contingency period (the "**Loan Assumption Contingency Period**"). Buyer shall submit a written application to Lender for the assumption of the Loan within forty five (45) calendar days from the opening of Escrow and shall authorize Lender to confirm in writing to Seller that Lender has received Buyer's application. Buyer, at its sole cost, shall be responsible for the assignment and assumption fee payable to Lender, if any, up to two percent (2%) of the outstanding principal balance of the Loan. If, at or before the end of the Loan Assumption Contingency Period, Buyer shall have not have obtained the written consent and approval from Lender for the assumption of the Loan by Buyer at Closing, this agreement shall automatically terminate, Escrow Holder shall release the Deposit to Buyer, and, except for those provisions of this Agreement which expressly survive termination, neither party shall have any further rights or obligations hereunder. Prior to Closing, Seller shall provide to Buyer a beneficiary statement from the holder of the Note which shall state: (i) the outstanding principal balance of the Loan as of the Closing Date; and (ii) there is no default under the Loan Documents.

4. ESCROW PROVISIONS.

4.1 General Provisions. Within two (2) Business Days following the execution and delivery of this Agreement by both parties, the parties shall open an escrow (the "**Escrow**") with Chicago Title Insurance Company ("**Escrow Holder**") at its offices at 725 South Figueroa Street, Suite 200, Los Angeles CA 90017, Attention: Terri Gervasi, for the completion of the transactions contemplated under this Agreement, by delivering a fully executed copy or executed counterparts of this Agreement to Escrow Holder. Notwithstanding anything to the contrary contained herein, the General Conditions of Escrow Holder attached hereto as **Exhibit "I"** are incorporated herein by reference; provided, however, that in the event of any conflict or inconsistency between this Agreement and such General Conditions, the terms of this Agreement shall control. If any requirements relating to the duties or obligations of the Escrow Holder hereunder are unacceptable to the Escrow Holder, or if the Escrow Holder requires additional instructions, the parties hereto agree to make such deletions, substitutions and additions hereto as Buyer and Seller shall mutually approve and which do not substantially alter the terms of this Agreement.

4.2 Opening of Escrow. The "**Opening of Escrow**" shall be deemed to have occurred when a fully executed copy or executed counterparts of this Agreement, are delivered to Escrow Holder. The parties agree to cause the Opening of Escrow within two (2) Business Days after the date this Agreement is executed by both Seller and Buyer.

4.3 Closing Date. "**Closing**" shall mean the recordation of the Grant Deed (as defined below) in the Office of the County Recorder of Los Angeles, California, provided that the parties may elect to complete the Closing on a deferred "gap" basis, in which case the Closing shall mean that time when Escrow Holder holds and is prepared to record or deliver to the parties, the Grant Deed, the funds required to complete the Closing and all other documents to be delivered by one party to the other, or to Escrow Holder pursuant to this Agreement, and the Title Company

is prepared to issue the Title Policy to Buyer as of the Closing, in which case the Grant Deed shall be recorded as soon as reasonably possible on the Business Day following the Closing. The Closing shall occur on or before the date (the "**Closing Date**") which is ninety (90) days following the expiration of the Due Diligence Period or any earlier approval or deemed approval by Buyer of all of its reviews, inspections and investigations of the Real Property.

4.4 Costs, Prorations and Escrow Instructions. Costs of the Escrow and the necessary prorations shall be allocated as provided for below.

(a) Costs. Costs of the Closing and the Escrow shall be allocated as follows:

(i) Buyer shall pay the costs of recording the Grant Deed at the Closing.

(ii) Buyer shall pay the cost of the assignment and assumption fee, if any, to Lender, in an amount not to exceed two percent (2%) of the outstanding principal balance of the Loan at Closing if Buyer has not already paid such fee to Lender.

(iii) Seller shall pay all state, county and city transfer taxes and/or documentary transfer taxes imposed in connection with transfer of Seller's interests in the Real Property.

(iv) Seller and Buyer shall equally split the fees of the Escrow Holder, including any cancellation costs; provided, however, that should Escrow be terminated as a result of the default of either of the parties hereto, the defaulting party shall pay the entire amount of the Escrow Holder's cancellation fees and other amounts due the Escrow Holder and the Title Company, and the non-defaulting party shall have no liability therefor.

(v) The cost of the Title Policy (as defined below) shall be allocated as provided in Section 11.2 below.

(vi) All other costs, if any, shall be apportioned in the customary manner for real estate transactions in Los Angeles County, California.

(b) Prorations. The following prorations shall be made between Seller and Buyer at the Closing, computed as of 12:01a.m. on the date of the Closing, in each instance based on either a 365-day year or, if applicable, the actual number of days in the calendar month in which the Closing occurs. As soon as reasonably possible prior to the Closing, Seller and Buyer shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. To the extent required to give effect to the prorations and provisions set forth herein, this Section 4.4(b) shall survive the Closing.

(i) Taxes. Real and personal property taxes and assessments on the Real Property shall be prorated on the basis that (a) Seller is responsible for all such taxes for each fiscal year of the applicable authorities occurring prior to the current tax year, and that portion of such taxes for the current tax year determined on the basis of the number of days which have elapsed from the first day of the current tax year up to, but not including, the date of the Closing,

whether or not the same shall be payable prior to the date of the Closing, and (b) Buyer is responsible for all such taxes for each fiscal year of the applicable authorities following the current tax year, that portion of such taxes for the current tax year determined on the basis of the number of days which have elapsed from and including the date of the Closing through the last day of the current tax year, and any supplemental taxes assessed based on the transaction contemplated by this Agreement (but not any supplemental taxes associated with respect to the period prior to the date of the Closing, which shall be the responsibility of Seller). Any refund of previous payments of such taxes made by the taxing authority as a result of the reduction in such taxes, or any credit provided by the taxing authority with respect to the same, shall be retained by Seller (or paid or credited by Buyer to Seller if Buyer receives such refund or credit).

(ii) Contracts. All service contracts ("**Contracts**") related to the Real Property to which Seller is a party shall be cancelled as of the Closing, and upon the Closing Buyer will enter into its own service contracts with such parties as may be determined by Buyer, and no prorations shall be made with respect to any Contracts affecting the Real Property.

(iii) Adjustment to Prorations. In the event that any prorations, apportionments or computations made under this Section 4.4(b) shall require final adjustment, then the parties shall use their commercially reasonable efforts from time to time following the Closing to make the appropriate adjustments promptly when accurate information becomes available. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. The obligations of Buyer and Seller under this Section 4.4(b) shall survive the Closing, provided that all such adjustments shall, in any event, be completed within one (1) year after the Closing, except as to any adjustment of real and personal property taxes and assessments as to which the information to make such adjustment has not then been made available.

(c) Escrow Holder. The duties of the Escrow Holder shall be as follows:

(i) To retain and safely keep all funds, documents and instruments deposited with it;

(ii) Upon the Closing, to deliver to the parties entitled thereto all funds, documents and instruments to be delivered through Escrow;

(iii) Upon the Closing, to cause the recordation in the Office of the County Recorder of Los Angeles of all documents to be recorded hereunder, and to obtain conformed copies of same for each of Buyer and Seller;

(iv) Upon the Closing, direct the Title Company to issue the Title Policy to Buyer; and

(v) To comply with the terms of this Agreement and any additional instructions jointly executed by Buyer and Seller.

4.5 Seller's Deliveries to Escrow. On or before the close of business of Escrow Holder on the last Business Day immediately preceding the Closing, Seller shall deliver to Escrow Holder the following instruments (notarized and in recordable form as required by the Title Company) to consummate the sale of the Real Property:

(a) A duly executed and acknowledged Grant Deed in the form attached hereto as **Exhibit "D"**, conveying fee title to the Real Property to Buyer (the "**Grant Deed**");

(b) Two (2) counterpart originals of the Assignment and Assumption of Leases in the form attached hereto as **Exhibit "E"**, conveying all of Seller's title and interest in and to the Tenant Leases (the "**Assignment of Leases**");

(c) Two (2) counterpart originals of the Bill of Sale in the form attached hereto as **Exhibit "F"**, conveying all of Seller's title and interest to the Personal Property (the "**Bill of Sale**");

(d) Two (2) counterpart originals of the General Assignment in the form attached hereto as **Exhibit "D"**, conveying all of Seller's title and interest in and to any intangible property (the "**General Assignment**") (the Grant Deed, Assignment of Leases, Bill of Sale, and General Assignment are hereinafter referred to as the "**Transfer Documents**");

(e) A Certificate of Non-Foreign Status ("**Seller's Certificate**") in the form attached hereto as **Exhibit "E"**;

(f) A California FTB Form 593C;

(g) Such additional instruments (executed and acknowledged by Seller, as appropriate) as are reasonably necessary to comply with the terms of the Agreement or are reasonably required by the Escrow Holder and/or the Title Company; and

(h) Such proof of Seller's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller, as may be reasonably required by Title Company.

4.6 Deposits by Buyer. On or before the close of business of Escrow Holder on the last Business Day immediately preceding the Closing, Buyer shall deliver to Escrow Holder the following instruments (executed, notarized and in recordable form as required by the Title Company) and payments to consummate the sale of the Real Property:

(a) An executed original assumption agreement for the Loan and any other documents reasonably required by Lender for the assumption of the Loan;

(b) The balance of the Purchase Price as specified in Section 2.3;

(c) The amount of the assignment fee for Lender as specified in Section 3.4;

(d) Two (2) counterpart originals of the Assignment of Leases executed by Buyer;

(e) Two (2) counterpart originals of the Bill of Sale executed by Buyer;

(f) Two (2) counterpart originals of the General Assignment executed by Buyer;

(g) Such additional funds as are required of Buyer hereunder to comply with the terms of this Agreement and to close the Escrow;

(h) Such additional instruments (executed and acknowledged by Buyer) as are reasonably necessary to comply with the terms of this Agreement or are reasonably required by the Escrow Holder, the Title Company, and/or Lender; and

(i) Such proof of Buyer's authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer, as may be reasonably required by Title Company.

5. REPRESENTATIONS, WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties only, each of which individual representation and warranty: (a) is material and being relied upon by Buyer, (b) is true in all respects as of the date hereof and shall be true in all respects as of the date of the Closing, and (c) shall survive the Closing and the recordation of the Grant Deed for the period specified in Section 7, below:

5.1 Authority. The sale of the Real Property has been authorized by all requisite action on the part of Seller.

5.2 Organization. Pomona is a limited liability company validly existing under the laws of the State of Delaware, is in good standing thereunder, and has the full right, power and authority to enter into this Agreement and all documents contemplated hereunder, and entering into and performing the obligations of Seller under this Agreement does not and will not violate any provisions of any agreement to which Seller is a party or to which it is subject. Kupka is a limited liability company validly existing under the laws of the State of California, is in good standing thereunder, and has the full right, power and authority to enter into this Agreement and all documents contemplated hereunder, and entering into and performing the obligations of Seller under this Agreement does not and will not violate any provisions of any agreement to which Seller is a party or to which it is subject.

5.3 Execution. This Agreement and each of the documents required of Seller hereunder has been, or will at the Closing be, duly authorized, executed and delivered by Seller, and constitute, or will constitute at the Closing, a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, however, to federal and state laws affecting bankruptcy, creditors' rights, principles of equity and public policy.

5.4 Legal Actions. Except as otherwise disclosed in the Property Information or any other information made known to Buyer, Seller has not received written notice of any pending legal proceedings (including any condemnation proceedings) that would materially and adversely affect the Real Property following the Closing, or Seller's right to sell the Real Property pursuant to this Agreement.

5.5 Foreign Person. Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

5.6 OFAC. Seller (a) is not listed on the "Specially Designated Nationals and Blocked Persons List" maintained by the Office of Foreign Asset Control ("**OFAC**") pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 23, 2001) (the "**Order**") and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the "**Lists**"); (b) is not a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is not or has not engaged in any dealings or transactions with any Forbidden Entity. A "Forbidden Entity" is defined as (i) the governments of Cuba, Iran, North Korea, Myanmar, Syria and Sudan (each, a "**Prohibited Country**") and any of their agencies, including, but not limited to political units and subdivisions (each, a "**Prohibited Government**"); and (ii) any company that (A) is wholly or partially managed or controlled by a Prohibited Government, (B) is established, organized under, or whose principal place of business is in any Prohibited Country, or (C) has failed to submit an affidavit following request therefore averring that it does not own or control any property or asset in and has not and does not transact business with any Prohibited Country. For purposes of this Section 7.6 and Section 8.5, a "**company**" is any entity whether publicly traded or privately owned capable of affecting commerce, including, but not limited to, a government, government agency, natural person, legal person, sole proprietorship, partnership, firm, corporation, subsidiary, affiliate, franchisor, franchisee, joint venture, trade association, financial institution, utility, public franchise, provider of financial services, trust, or enterprise and any association thereof.

As used herein, "**Seller's actual knowledge**" shall mean the current, actual knowledge, without the duty to make independent investigation or inquiry, of ___________________________, who is the representative of Seller most knowledgeable with respect to the Real Property. There shall be no duty imposed or implied to investigate, inspect, or audit any such matters, and there shall be no personal liability on the part of any such individual. To the extent that Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period that Seller's representations or warranties are inaccurate, untrue or incorrect in any way, such Seller's representations and warranties shall be deemed modified to reflect Buyer's deemed knowledge, in which event there shall be no breach of Seller's representations.

6. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby makes the following representations and warranties, each of which individual representations and warranty: (a) is material and being relied upon by Seller, (b) is true in all respects as of the date hereof and shall be true in all respects as of the date of the Closing, and (c) shall survive the Closing and the recordation of the Grant Deed for the period specified in Section 7, below:

6.1 Authority. The purchase of the Real Property in accordance with the terms of this Agreement has been duly authorized by all requisite action on the part of Buyer.

6.2 Liens. Buyer shall neither encumber nor cause any liens to be created against the Real Property in any way, prior to Closing, without the prior express written approval of Seller.

6.3 Organization. Buyer is a corporation duly incorporated and validly existing under the laws of the State of California, is in good standing thereunder, and has the full right, power and authority to enter into this Agreement and all documents contemplated hereby and entering into and performing the obligations of Buyer under this Agreement does not and will not violate any provisions of any agreement to which Seller is a party or to which it is subject.

6.4 Execution. This Agreement and each of the documents required of Buyer hereunder has been, or will at the Closing be, duly authorized, executed and delivered by Buyer, and constitute, or will constitute at the Closing, a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject, however, to federal and state laws affecting bankruptcy, creditors' rights, principles of equity and public policy.

6.5 OFAC. Buyer (a) is not listed on the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders; (b) is not a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is not or has not engaged in any dealings or transactions with any Forbidden Entity (as defined above).

6.6 Buyer's Investigation.

(a) EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5 OF THIS AGREEMENT (COLLECTIVELY, "**SELLER REPRESENTATIONS**"), SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE OF THE REAL PROPERTY BY BUYER, THE PHYSICAL, ENVIRONMENTAL OR TITLE CONDITION OF THE REAL PROPERTY OR WHETHER THE REAL PROPERTY COMPLIES WITH APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL LAWS (as hereinafter defined) AND THE AMERICANS WITH DISABILITY ACT, OR IS APPROPRIATE FOR BUYER'S INTENDED USE OR INVESTMENT;

(b) BUYER IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OF SELLER, ITS AGENTS OR ITS REPRESENTATIVES, NOR ON ANY INFORMATION SUPPLIED BY SELLER, ITS AGENTS OR ITS REPRESENTATIVES, EXCEPT FOR THE SELLER REPRESENTATIONS. SELLER AND SELLER'S AGENTS AND REPRESENTATIVES MAKE NO REPRESENTATIONS OR WARRANTIES REGARDING ANY AND ALL INFORMATION PROVIDED TO BUYER EXCEPT FOR THE SELLER REPRESENTATIONS. ANY INACCURACY, INCOMPLETENESS OR DEFICIENCY WITH RESPECT TO SUCH INFORMATION OR DOCUMENTS SHALL BE SOLELY BUYER'S RISK AND RESPONSIBILITY AND SHALL NOT BE CHARGEABLE OR ATTRIBUTABLE IN ANY RESPECT TO SELLER OR SELLER'S AGENTS AND REPRESENTATIVES, UNLESS SUCH INFORMATION OR DOCUMENT IS SUBJECT TO ANY OF THE SELLER REPRESENTATIONS;

(c) BUYER, IN ENTERING INTO THIS AGREEMENT AND IN COMPLETING ITS PURCHASE OF THE REAL PROPERTY, IS RELYING ON ITS OWN INVESTIGATION AND INSPECTION OF THE REAL PROPERTY, AND NOT UPON ANY

REPRESENTATIONS AND WARRANTIES OF SELLER, EXCEPT FOR SELLER REPRESENTATIONS; AND

(d) EXCEPT FOR SELLER REPRESENTATIONS, BUYER SHALL PURCHASE THE REAL PROPERTY IN ITS **"AS-IS, WHERE-IS, WITH ALL FAULTS"** CONDITION AS OF THE DATE OF THE CLOSING, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

6.7 Hazardous Materials, Property Condition and Other Waivers.

(a) Release. EXCEPT FOR SELLER REPRESENTATIONS, BUYER, ON BEHALF OF ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY RELEASES SELLER AND ITS RESPECTIVE MEMBERS, MANAGERS, EMPLOYEES, ATTORNEYS AND AGENTS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (COLLECTIVELY, "**RELEASEES**"), FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, SUITS, JUDGMENTS, CAUSES OF ACTION (INCLUDING, BUT NOT LIMITED TO, CAUSES OF ACTION ARISING UNDER ENVIRONMENTAL LAWS), LOSSES, COSTS, DAMAGES, INJURIES, PENALTIES, ENFORCEMENT ACTIONS, FINES, TAXES, REMEDIAL ACTIONS, REMOVAL AND DISPOSAL COSTS, INVESTIGATION AND REMEDIATION COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, LITIGATION, ARBITRATION AND ADMINISTRATIVE PROCEEDING COSTS), SUMS PAID IN SETTLEMENT OF CLAIMS, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, ARISING OUT OF, RELATED IN ANY WAY TO, OR RESULTING FROM OR IN CONNECTION WITH, IN WHOLE OR IN PART: (A) THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER, OR ABOUT THE REAL PROPERTY, AND/OR (B) ANY CIRCUMSTANCE OR CONDITION WHATSOEVER OF OR RELATED TO THE REAL PROPERTY, OR ANY PORTION THEREOF, PHYSICAL OR INTANGIBLE, KNOWN OR UNKNOWN, INCLUDING, WITHOUT LIMITATION, THE SAFETY THEREOF, FITNESS FOR USE, COMPLIANCE WITH LAW, ORDINANCE OR REGULATION, OR CONFORMANCE WITH ANY CONTRACTUAL OBLIGATION. FOR PURPOSES OF THIS SECTION 6.7, "**HAZARDOUS MATERIAL(S)**" SHALL MEAN ANY CHEMICAL, SUBSTANCE, MATERIAL, CONTROLLED SUBSTANCE, OBJECT, CONDITION, WASTE, LIVING ORGANISMS OR COMBINATION THEREOF WHICH IS OR MAY BE HAZARDOUS TO HUMAN HEALTH OR SAFETY OR TO THE ENVIRONMENT DUE TO ITS RADIOACTIVITY, IGNITABILITY, CORROSIVITY, REACTIVITY, EXPLOSIVITY, TOXICITY, CARCINOGENICITY, MUTAGENICITY, PHYTOTOXICITY, INFECTIOUSNESS OR OTHER HARMFUL OR POTENTIALLY HARMFUL PROPERTIES OR EFFECTS, INCLUDING, WITHOUT LIMITATION, PETROLEUM HYDROCARBONS AND PETROLEUM PRODUCTS, LEAD, ASBESTOS, RADON, POLYCHLORINATED BIPHENYLS (PCB'S) AND ALL OF THOSE CHEMICALS, SUBSTANCES, MATERIALS, CONTROLLED SUBSTANCES, OBJECTS, CONDITIONS, WASTES, LIVING ORGANISMS OR COMBINATIONS THEREOF WHICH ARE NOW OR BECOME IN THE FUTURE LISTED, DEFINED OR REGULATED IN ANY MANNER BY ANY FEDERAL, STATE OR LOCAL LAW BASED UPON, DIRECTLY OR INDIRECTLY, SUCH PROPERTIES OR EFFECTS. FOR PURPOSES OF THIS SECTION 6.7 AND SECTION 6.6 ABOVE, "**ENVIRONMENTAL LAWS**" MEANS ANY FEDERAL, STATE OR LOCAL STATUTE,

REGULATION OR ORDINANCE OR ANY JUDICIAL OR ADMINISTRATIVE DECREE OR DECISION, WHETHER NOW EXISTING OR HEREAFTER ENACTED, PROMULGATED OR ISSUED, WITH RESPECT TO ANY HAZARDOUS MATERIALS, DRINKING WATER, GROUNDWATER, WETLANDS, LANDFILLS, OPEN DUMPS, STORAGE TANKS, UNDERGROUND STORAGE TANKS, SOLID WASTE, WASTE WATER, STORM WATER RUNOFF, WASTE EMISSIONS OR WELLS, INCLUDED WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONSERVATION AND RECOVERY ACT, THE CLEAN WATER ACT, THE TOXIC SUBSTANCES CONTROL ACT, AND THE CALIFORNIA HEALTH AND SAFETY CODE.

The foregoing release includes claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist which, if known by Buyer, would materially affect Buyer's release to Seller. Buyer hereby acknowledges that it has read and is familiar with the provisions of California Civil Code § 1542 ("**Section 1542**"), which are set forth below:

> **"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY."**

Buyer hereby waives the provisions of Section 1542, and of any statute, principle of common law or case law which would limit the scope of the foregoing waiver and release, in connection with matters which are the subject of the foregoing waiver and release.

DS
DeKui/in
Buyer's Initials

7. SURVIVAL OF REPRESENTATION AND WARRANTIES; LIMITATIONS. The Seller Representations, and the representations and warranties of Buyer contained in Section 6 hereof, are made as of the Effective Date and shall be deemed to be remade on and as of the date of the Closing. The representations and warranties of Buyer contained in Section 6 shall survive the Closing and the delivery of the Grant Deed for a period of six (6) months after Closing. The Seller Representations shall survive the Closing for only a period of six (6) months from and after the Closing, and any action brought by Buyer on account of such representations and warranties shall be brought, if at all, within such six (6) month period (the **"Survival Period")**. The Seller Representations shall be true and correct as of the date of the Closing as a condition to Buyer's obligation to consummate the purchase of the Real Property. The representations and warranties of Buyer set forth in Section 6 shall be true and correct as of the date of the Closing as a condition to Seller's obligation to consummate the sale of the Real Property. If, on or before the Closing, Buyer discovers that any Seller Representations are not materially true and accurate (provided that if Seller becomes aware of any fact or circumstance between the Effective Date and the Closing Date which would materially and adversely change one of its foregoing representations or warranties, then Seller will promptly give written notice of such changed fact or circumstance to

Buyer), Buyer's sole remedy in such case shall be Buyer's election, to be made by written notice to Seller and Escrow Holder, either (i) to waive the failure of such condition and thereupon consummate its purchase of the Real Property, in which case Seller shall have no further liability or obligation whatsoever to Buyer in respect of such untrue or inaccurate representation or warranty, or (ii) to terminate this Agreement and to have the Deposit returned to Buyer. If following the Closing Buyer discovers that any Seller Representations are not materially true and accurate, then to the extent that such Seller Representations were not materially true and correct as of the Closing, Buyer shall be entitled make a claim or to bring an action against Seller with respect to such Seller Representations., provided that no such claim or action shall be brought if the damages to Buyer on account thereof are less than Fifty Thousand Dollars ($50,000), and in no event shall the liability of Seller for any such Seller Representations exceed an amount equal to Five Hundred Thousand Dollars ($500,000).

8. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. The obligation of Seller to sell the Real Property is subject to the timely delivery of all documents and instruments required to be delivered by Buyer and the timely performance by Buyer of each and every requirement of it set forth in this Agreement at or before the Closing, and the satisfaction of all of the conditions set forth below. Seller may waive in writing any such conditions, in whole or in part, without prior notices.

8.1 Validity of Representations and Warranties. The representations and warranties by Buyer set forth in Section 6 above shall be materially true on the Closing Date as though made at that time.

8.2 Lender Consent. The parties shall have obtained the written consent and approval of Lender to the assumption of the Loan to Buyer at Closing.

8.3 Buyer Default. Buyer shall not be in material default under this Agreement beyond any applicable notice or cure period, if any.

9. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. The obligation of Buyer to purchase the Real Property is subject to the timely delivery of all documents and instruments required to be delivered by Seller and the timely performance by Seller of each and every requirement of it set forth in this Agreement at or before the Closing, and the satisfaction of all the conditions set forth below within the time period specified. Buyer may waive in writing any such conditions, in whole or in part, without prior notice.

9.1 Validity of Representations and Warranties. Seller Representations shall be true on the Closing Date as though made at that time.

9.2 Lender Consent. The parties shall have obtained the written consent and approval of Lender to the assumption of the Loan to Buyer at Closing.

9.3 Issuance of Title Policy. The Title Company shall be prepared to issue the Title Policy (as defined below) at the Closing.

9.4 Seller Default. Seller shall not be in material default under this Agreement beyond any applicable notice and cure period.

9.5 Approval of Real Property. Buyer shall have approved of the Real Property pursuant to Section 3.3(a) above, as and when required thereunder.

10. TITLE POLICY.

10.1 Standard Policy. Upon the Closing, Seller shall cause the Title Company to issue and deliver to Buyer an CLTA Owner's Policy of Title Insurance (the "**Title Policy**") in the amount of the Purchase Price, insuring fee simple title to the land and the Improvements in Buyer, free of encumbrances, except:

(a) All non-delinquent general and special real property taxes and assessments;

(b) All matters caused by Buyer or its authorized representatives; and

(c) The Permitted Title Exceptions.

The Title Policy shall contain such endorsements as Buyer may require, and Buyer may elect to obtain in lieu of the Policy an ALTA Extended Owner's Policy, provided that Buyer has confirmed with the Title Company prior to the expiration of the Due Diligence Period that such endorsements and extended coverage policy will be provided, that the provision of the same does not otherwise cause any delay in the Closing, and has provided to the Title Company an ALTA Survey of the Real Property satisfactory to the Title Company prior to the expiration of the Due Diligence Period. Seller shall execute and deliver to Title Company an owner's affidavit, in a form reasonably satisfactory to Seller in both form and substance, sufficient to support the issuance of the Title Policy.

10.2 Title Costs. Seller shall be responsible for the premium for a standard coverage Title Policy (and any endorsements which Seller obtains in connection with its election to cure any Disapproved Title Matters hereunder) (collectively, the "**Seller Title Costs**"). Buyer shall be responsible for the additional Title Policy premium for any extended coverage, including, without limitation, obtaining at Buyer's expense and providing to the Title Company any required Survey satisfactory to the Title Company to permit it to issue an extended coverage policy of title insurance. Further, Buyer shall also be responsible for the expense of any additional coverages and/or endorsements requested, desired or obtained by Buyer beyond the Seller's Title Costs and for the cost of any lender's policy of title insurance in the event that Buyer obtains financing of the Real Property upon the Closing (provided that the obtaining of any such financing is not a condition to the Closing).

11. MAINTENANCE AND OPERATION OF REAL PROPERTY. From and after the Effective Date, Seller hereby agrees as follows:

11.1 Maintenance and Operation. Seller shall maintain and operate the Real Property in a manner consistent with Seller's management and operating practices with respect to the Real Property prior to the date of this Agreement.

11.2 Contracts. Following the date of this Agreement, Seller shall not enter into any new Contract regarding the Real Property which would survive the Closing, except that Seller

may elect to enter into a new Contract which would survive the Closing to the extent required to address a temporary emergency situation (provided that Seller shall notify Buyer of any and all Contracts entered into on such basis, as soon as reasonably practicable).

11.3 Leases. Following the expiration of the Due Diligence Period, Seller shall not enter into any new lease or any amendment without the prior written consent of Buyer, which consent may be withheld by Buyer in its sole and absolute discretion.

12. BROKERAGE COMMISSIONS. The parties acknowledge and agree that Seller and Buyer have both been represented by Lee & Associates – Pasadena, Inc. ("**Broker**"), and Buyer and Seller agree that any commissions due Broker shall be paid by Seller, at its sole cost and expense, only upon the Closing, in accordance with a separate agreement between Seller and Broker, and that other than the commission due Broker, neither party has been represented by any broker or finder nor is any compensation due to any broker or finder, in connection with the transactions contemplated under this Agreement. Each party shall hold harmless and indemnify the other from all claims of brokers, agents or finders in connection with this transaction, from any person other than Broker, claiming through, under or by reason of the conduct of the indemnifying party, and the indemnifying party shall pay any and all costs, liabilities and claims by any such other broker, agent or finder, claiming through, under or by reason of the conduct of the indemnifying party respecting the transaction contemplated hereunder. Notwithstanding the foregoing, it is not the intent of the parties to this Agreement that any broker or any other party shall be third party beneficiaries under this Agreement, and Seller and Buyer accordingly disclaim the existence of any third party beneficiaries to this Agreement.

13. TERMINATION AND LIQUIDATED DAMAGES.

13.1 Termination.

(a) In the event of any termination of this Agreement pursuant to any provision of this Agreement providing a party the right to terminate or on account of a failure of a condition precedent hereunder, other than as a result of a default by a party to this Agreement, this Agreement and the Escrow shall be terminated, the Deposit shall be returned to Buyer, and, except for those provisions of this Agreement which survive termination, neither party shall have any further rights or obligations hereunder.

(b) In the event of a termination of this Agreement as a result of the default of a party hereunder, the defaulting party shall be responsible for all escrow and title cancellation costs. In the event of a default by Seller hereunder, Buyer's sole remedy shall be to terminate this Agreement, in which case Buyer shall be entitled to the return of the Deposit.

13.2 Buyer Default; Liquidated Damages. **BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES THAT WOULD BE SUFFERED BY SELLER IN THE EVENT OF THE FAILURE OF THE TRANSACTION WHICH IS THE SUBJECT OF THIS AGREEMENT TO CLOSE AS A RESULT OF BUYER'S DEFAULT IN ITS OBLIGATION UNDER THIS AGREEMENT TO PURCHASE THE REAL PROPERTY.**

THE PARTIES HEREBY AGREE THAT THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF SAID DAMAGES, AND IF BUYER DEFAULTS IN ITS OBLIGATION UNDER THIS AGREEMENT TO PURCHASE THE REAL PROPERTY, AND THE CLOSING FAILS TO OCCUR AS A RESULT OF SUCH BUYER DEFAULT, SELLER SHALL, AS ITS SOLE AND EXCLUSIVE REMEDY, BE ENTITLED TO RECEIVE THE RELEASE OF THE DEPOSIT FROM ESCROW AS LIQUIDATED DAMAGES; PROVIDED HOWEVER, THAT THIS SECTION SHALL NOT APPLY TO ANY INDEMNIFICATION OBLIGATIONS OF BUYER UNDER THIS AGREEMENT NOR LIMIT THE OBLIGATION OF BUYER FOR ATTORNEY'S FEES PAYABLE BY BUYER PURSUANT TO THIS AGREEMENT, WITH RESPECT TO WHICH SELLER SHALL HAVE AND RETAIN ALL RIGHTS AND REMEDIES UNDER LAW OR IN EQUITY. THE AMOUNT OF THE LIQUIDATED DAMAGES HAS BEEN DETERMINED WITH CONSIDERATION FOR ESTABLISHING A REASONABLE SUM AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677.

PLEASE INITIAL DS PL DS PL DS DeKuilin

SELLER **BUYER**

14. MISCELLANEOUS.

14.1 Assignment. Buyer may not assign this Agreement and/or its rights hereunder without the consent of Seller, which consent may be withheld in Seller's sole and absolute discretion. Notwithstanding the foregoing, Buyer shall have the right, without Seller's consent, to transfer Buyer's rights and interests under this Agreement to an entity controlled by, controlling or under common control with Buyer ("**Assignee**"), so long as (a) the Assignee expressly assumes in writing all of Buyer's obligations under this Agreement; and (b) Buyer delivers to Seller a copy of the fully executed written assignment and assumption agreement between Buyer and Assignee prior to Closing. No such assignment of this Agreement by Buyer to any Assignee shall release Buyer from any of its obligations or liabilities under this Agreement, including the obligation to complete the transactions contemplated under this Agreement, until the Closing.

14.2 Confidentiality. The parties shall (a) treat all Property Information and other information received from the other party with respect to the Real Property, which is not public information and which cannot be obtained from another source, as confidential and proprietary information of the disclosing party, (b) provide such Real Property Information and other information only to the other party's attorneys, employees, agents, consultants, investors, lenders, and other parties assisting the party with respect to the Purchase or Sale of the Real Property and on a "need to know" basis, and (c) instruct any such outside parties described above to whom such disclosure is made to treat and hold such information as confidential and proprietary. Notwithstanding the foregoing, the parties may disclose any such information as to which disclosure is required by any applicable law, rule or regulation after at least ten (10) days' prior

notice to the other party, unless a lesser period of time is required by law. The parties shall not release or cause or permit to be released any press notices, or publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement (including, without limitation, the amount of the Purchase Price) without first obtaining the written consent of the other party, except for disclosures that are required by law (in which case notice shall be timely provided to the non-disclosing party of such requirement and disclosure).

14.3 Approval and Notices. Any approval, disapproval, demand or other notice which either party may desire to give to the other party must be in writing and may be given by personal delivery, by mailing the same by reputable overnight courier service, or by electronic mail, to the party to whom the notice is directed at the address of such party hereinafter set forth, or such other address as the parties may hereafter designate:

To Seller:	Pomona Office Tower, LLC and WG Kupka, LLC 3470 Wilshire Boulevard, Suite 700 Los Angeles, CA 90010 Attention: David Y. Lee Telephone: (213) 365-5000 Email: davidlee@jamisonservices.com
With a Copy to:	Jamison Services, Inc. 3470 Wilshire Boulevard, Suite 700 Los Angeles, CA 90010 Attention: Stephanie M. Lee Telephone: (213) 365-5000 Email: stephanielee@jamisonservices.com
To Buyer:	Inno Holdings Inc. 6910 Oak Lan Richmond, TX 77046
To Escrow Holder:	Chicago Title Insurance Company 725 S. Figueroa St, Suite 200 Los Angeles, CA 90017 Attention: Terri Gervasi Telephone: (213) 488-4379 Email: terri.gervasi@ctt.com

Any notice will be deemed given on the date of receipted delivery, the date of refusal to accept delivery, or when delivery is first attempted but cannot be made due to a change of address for which no notice was given. Notwithstanding the foregoing, to the extent a notice is (i) delivered via electronic mail, and (ii) the original of which is delivered personally or via overnight delivery service as identified hereinabove, then such notice shall be deemed given upon the date of transmission of such electronic mail. In any event, the party delivering notice shall use commercially reasonable efforts to provide a courtesy copy of each such notice to the receiving

party via electronic mail (provided that such email notice shall not constitute a formal notice under the terms of this Section 14.3, except as otherwise set forth herein). Notwithstanding anything to the contrary in this Section 14.3, the parties acknowledge that any notice given by email which is received after 5:00 pm Pacific Time on any Business Day shall be deemed to have been delivered on the following Business Day.

14.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

14.5 Titles and Captions. Titles and captions are for convenience only and shall not constitute a portion of this Agreement.

14.6 Gender. As used in this Agreement, masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others wherever and whenever the context so dictates.

14.7 No Waiver. A waiver by either party hereto of a breach of any of the covenants, conditions or agreements hereof to be performed by other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions hereof.

14.8 Modifications. Any alteration, change or modification of or to this Agreement, in order to become effective, shall be made in writing and in each such instance executed on behalf of each party hereto.

14.9 Severability. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this instrument, or the application of such term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

14.10 Merger of Prior Agreements and Understandings. This Agreement contains the entire understanding between the parties relating to the purchase and sale transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein and shall be of no further force or effect.

14.11 Incorporation of All Exhibits. Each and every exhibit referred to hereinabove and attached hereto is hereby incorporated herein by reference as if set forth herein in full.

14.12 Possession, Risk of Loss.

(a) Buyer shall be entitled to possession of the Real Property upon the Closing. All risk of loss or damage with respect to the Real Property shall pass from Seller to Buyer at the Closing.

(b) If any casualty is sustained by the Real Property prior to the Closing which is covered by the insurance coverage maintained by Seller, and costs less than Five Hundred Thousand Dollars ($500,000) to repair, then the obligations of the parties hereunder shall be unaffected (except as hereinafter provided), and the parties shall proceed to the Closing, at which time Seller shall assign and deliver to Buyer all insurance proceeds relating to such insured casualty to the extent of insurance coverage maintained by Seller, other than loss of rental or business interruption insurance for the period of time up to and including, the date of the Closing. If any casualty is sustained by the Real Property prior to the Closing which is covered by the insurance coverage maintained by Seller, and costs more than Five Hundred Thousand Dollars ($500,000) to repair, then Buyer may (a) elect to terminate this Agreement by written notice to Seller, whereupon Buyer shall receive a refund of the Deposit, or (b) proceed with the Closing at which time Seller shall assign and deliver to Buyer all insurance proceeds relating to such insured casualty to the extent of insurance coverage maintained by Seller, other than loss of rental or business interruption insurance for the period of time up to and including, the Closing Date.

(c) In the event that prior to the Closing all or any material portion of the Real Property is taken, or threatened to be taken, or access or parking serving the Real Property is permanently impacted in a material and adverse manner, under the power of eminent domain then Buyer may (i) elect to terminate this Agreement by written notice to Seller, whereupon Buyer shall receive a refund of the Deposit, or (ii) proceed with the Closing, at which time Seller shall assign and deliver to Buyer all awards and proceeds, or the right to receive all awards and proceeds, on account of the portion of the Real Property so taken, or threatened to be taken, under the power of eminent domain.

14.13 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts by each of the parties, and all such counterparts shall collectively be construed as one (1) document. This Agreement or counterparts hereof may be executed electronically by exchanging scanned pdf. counterpart signature pages or by docusign, and electronically executed copies or counterparts of this Agreement shall be as effective as if original signatures were provided for all purposes.

14.14 Time of the Essence. Time shall be of the essence as to all dates and times of performance, whether contained herein or contained in any escrow instructions to be executed pursuant to this Agreement.

14.15 Relationship of Parties. The parties agree that their relationship is that of Seller and Buyer, and that nothing contained herein shall constitute either party the agent or legal representative of the other for any purpose whatsoever, nor shall this Agreement be deemed to create any form of partnership or other business organization between the parties hereto.

14.16 Further Acts. Each party agrees to perform any further acts and to execute, acknowledge and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement.

14.17 Recordation. Buyer shall not record this Agreement, any memorandum of this Agreement, any assignment of this Agreement or any other document which would cause a cloud on the title to the Real Property.

14.18 Legal Advice, Neutral Interpretation, Headings. Each party has received independent legal advice from its attorneys with respect to the advisability of executing this Agreement and the meanings of the provisions hereof. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question.

14.19 Business Days. In the event that any provision of this Agreement requires that an act be performed on a day other than a Business Day, then such act shall be performed on the next succeeding Business Day. For purposes of this Agreement, a "**Business Day**" shall mean any day other than a Saturday or Sunday, or a generally recognized national or bank holiday.

14.20 Exchange. At either party's election, the parties shall reasonably cooperate with each other in effecting one or more Section 1031 like-kind exchanges (collectively, the "**Exchange**") provided that: (i) all costs and liabilities associated with such Exchange shall be borne by the party requiring such Exchange (including, without limitation, any additional closing costs associated with such exchange); (ii) such Exchange shall not affect the parties' respective obligations to close in accordance with the terms hereof; (iii) the exchanging party (and its assignees) shall indemnify and defend the other party from and against any and all liabilities, costs, actions, suits or expenses arising out of such Exchange; (iv) neither party shall be required to take title to any other property or to sign or enter into any documents or contracts in connection with such other party's Exchange, including, without limitation, purchase and sale agreements, leases, notes, indentures, mortgages, escrow agreements or any other similar documents except for such form of assignment and acknowledgment as to such party's assignment of its rights under this Agreement to a qualified intermediary which such qualified intermediary will require in accordance with customary practice; (v) if the parties are unable, for any reason, to close under such Exchange simultaneously with the Closing hereunder, each party shall proceed with the Closing pursuant to the terms of this Agreement; (vi) it shall be the responsibility of the party contemplating such Exchange to determine whether the exchange property and the transaction qualifies as an exchange of property of "like kind" within the meaning of the Internal Revenue Code, and each party shall be solely responsible for the tax consequences to itself of the Exchange, it being agreed that the other party shall have no obligation or liability to the exchanging party (or its assignees) in connection therewith. The provisions of this Section 14.20 shall survive the Closing hereunder.

14.21 Natural Hazard Disclosure. Buyer and Seller acknowledge that Seller is required to disclose if any of the Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency; (ii) an area of potential flooding; (iii) a very high fire hazard severity zone; (iv) a wild land area that may contain substantial forest fire risks and hazards; (v) an earthquake fault or special studies zone; or (vi) a seismic hazard zone. Buyer acknowledges that Seller will employ the services of a reputable vendor ("**Natural Hazard Expert**") to examine the maps and other information specifically made available to the public by government agencies and to report the results of its examination to Buyer in writing. The written report prepared by the Natural Hazard Expert regarding the results of its

examination fully and completely discharges Seller from its disclosure obligations referred to herein, and, for the purposes of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors and/or omissions not within its personal knowledge shall be deemed to apply, and the Natural Hazard Expert shall be deemed to be an expert dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date set forth above.

"SELLER"

Pomona Officer Tower, LLC,
a Delaware limited liability company

DocuSigned by:

By:: Phillip Lee

Name: Phillip Lee

Its: Authorized Agent

WG Kupka, LLC,
a California limited liability company

DocuSigned by:

By:: Phillip Lee

Name: B59936AAD8AA4... Phillip Lee

Its: Authorized Agent

"BUYER"

Inno Holdings Inc.,
a Texas corporation

DocuSigned by:

By:: DeKui Liu

Name: 5426253995D44BC... Dekui liu

Its: DK

CONSENT OF ESCROW HOLDER

The undersigned Escrow Holder hereby agrees to (i) accept the foregoing Agreement, (ii) be Escrow Holder under said Agreement, (iii) to make all filings required under Section 6045 of the Internal Revenue Code of 1986, as amended, and (iv) be bound by said Agreement in the performance of its duties as Escrow Holder; provided, however, the undersigned shall have no obligations, liability or responsibility under (a) this consent or otherwise, unless and until said Agreement, fully signed by the Parties, has been delivered to the undersigned, or (b) any amendment to said Agreement unless and until the same is delivered to the undersigned.

CHICAGO TITLE INSURANCE COMPANY

By: Terri Gervasi /tg
Name: TERRI GERVASI
Title: SR. COMMERCIAL ESCROW OFFICER/VP

EXHIBIT "A"

DESCRIPTION OF REAL PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF POMONA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

LOT(S) 1 TO 8, INCLUSIVE IN BLOCK 58, TOWN OF POMONA, IN THE CITY OF POMONA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 3, PAGES 90 AND 91 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT CERTAIN ALLEY, 20 FEET WIDE, VACATED BY RESOLUTION NO. 70-86, RECORDED JANUARY 20, 1971 AS INSTRUMENT NO. 1917 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING WITHIN BLOCK 58 OF POMONA, IN THE CITY OF POMONA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, BOUNDED WESTERLY BY PARK AVENUE (FORMERLY ELLEN STREET) AND BOUNDED EASTERLY BY GORDON STREET, ALL AS SHOWN ON MAP RECORDED IN BOOK 3, PAGES 90 AND 91 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

TOGETHER WITH THAT CERTAIN PORTION OF GORDON STREET (70 FEET WIDE) VACATED BY RESOLUTION NO. 71-237 RECORDED SEPTEMBER 01, 1971 AS INSTRUMENT NO. 3690 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING ADJACENT TO BLOCK 58 OF POMONA, IN THE CITY OF POMONA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 3, PAGES 90 AND 91 OF MISCELLANEOUS RECORDS,
IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID BLOCK; THENCE EASTERLY ALONG THE EASTERLY PROLONGATION OF THE NORTH LINE OF SAID BLOCK TO THE INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND DISTANT EASTERLY 4.00 FEET MEASURED AT RIGHT ANGLES FROM THE EAST LINE OF SAID BLOCK; THENCE SOUTHERLY ALONG SAID PARALLEL LINE TO THE
BEGINNING OF A TANGENT CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 10.00 FEET; SAID CURVE ALSO BEING TANGENT AT ITS WESTERLY TERMINUS TO THE SOUTH LINE OF SAID BLOCK; THENCE SOUTHWESTERLY ALONG SAID CURVE TO THE INTERSECTION WITH THE EAST LINE OF SAID BLOCK; THENCE NORTHERLY ALONG SAID EAST LINE OF SAID BLOCK TO THE POINT OF BEGINNING.

EXHIBIT "B"

TENANT RENT ROLL

[See Attached]

EXHIBIT "C"

PROPERTY INFORMATION

1. Prior ALTA Survey, if any
2. Title commitment or prior title policy
3. All environmental assessments and reports
4. The Loan Documents
5. Copies of all leases, subleases, or other occupancy agreements affecting the Property
6. Three year insurance loss runs
7. List of pending or past litigation, if any, affecting the property
8. Two (2) years of property tax statements
9. Copies of tax protests and results, if any.
10. Service contracts for the Property
11. List of personal property, if any
12. Certificates of occupancy and permits
13. Copies of any notices from any governmental or quasi-governmental agency currently affecting the Property.
14. All warranties and guaranties presently in effect concerning any equipment, fixtures, systems, components or other portions or aspects of the Property.
15. Past two (2) years of operating history detailing capital improvements completed

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

____
____
____
Attention: __________________

AND MAIL TAX STATEMENTS TO:

Same as above.

(Space Above Line For Recorder's Use Only)

The undersigned Grantor declares:
DOCUMENTARY TRANSFER TAX $______; CITY TAX $_______
X computed on full value of property conveyed, or
☐computed on full value less liens and encumbrances remaining at time of sale.
☐Unincorporated Area
☐City of Los Angeles

GRANT DEED

FOR VALUE RECEIVED, Pomona Office Tower, LLC, a Delaware limited liability company, and WG Kupka, LLC, a California limited liability company (collectively, "Grantors"), hereby grant to ____________________, a ___________________ ("Grantee"), all that certain real property situated in the City of Pomona, County of Los Angeles, State of California, described on **Exhibit "1"** attached hereto ("Property").

SUBJECT TO:

1. All real property taxes, bonds and assessments.

2. All other covenants, conditions, restrictions, reservations, rights, rights-of-way, easements, leases, encumbrances, liens and title matters of record or apparent.

MAIL TAX STATEMENTS TO ADDRESS ABOVE

[Signatures on following page.]

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of ___________ ___, 20__.

GRANTOR:

Pomona Office Tower, LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

WG Kupka, LLC,
a California limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ______________________)

On __________________________, before me, ____________________________________,
(insert name and title of the officer)

Notary Public, personally appeared ____, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature___________________________________ (Seal)

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ______________________)

On __________________________, before me, ____________________________________,
(insert name and title of the officer)

Notary Public, personally appeared ____, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature___________________________________ (Seal)

EXHIBIT "1" TO GRANT DEED

DESCRIPTION OF PROPERTY

[To be attached]

EXHIBIT "E"

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

This Assignment and Assumption of Leases dated as of _______________, 202_ (this "**Agreement**") is entered into by and between Pomona Officer Tower, LLC, a Delaware limited liability company ("**Pomona**"), and WG Kupka, LLC, a California limited liability company ("**Kupka**") (together, "**Assignor**") and ________________________, a California ____________________ ("**Assignee**").

WHEREAS, pursuant to that certain Purchase Agreement dated _______________, 202_, Assignor has agreed to transfer to Assignee that certain Property more particularly described on Exhibit A annexed hereto, pursuant to the Purchase Agreement (the "**Purchase Agreement**");

WHEREAS, the Property is currently occupied by those certain tenants (the "**Tenant**") under the Tenant Leases, as amended (such leases and all amendments described in Exhibit B attached hereto) (the "**Tenant Leases**"); and

WHEREAS, pursuant to the Purchase Agreement, Assignor desires to assign its right, title and interest as lessor under the Tenant Leases to Assignee, and Assignee wishes to assume the obligations of Assignor as lessor under the Tenant Leases.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated by reference herein.

2. Definitions. Except as provided herein, capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.

3. Assignment. As of the date hereof (the "**Effective Date**"), Assignor hereby assigns, conveys, transfers, and sets over to Assignee all of Assignor's right, title and interest as lessor in, to, and under the Tenant Leases.

4. Assumption. As of the Effective Date, Assignee hereby assumes all of Assignor's rights, interests, and obligations as lessor in, to, and under the Tenant Leases accruing and arising after the Effective Date.

5. Effect of Assignment. This Assignment shall constitute a direction and full authority to any person or entity that is a party to any of the Tenant Leases to perform its obligation under the Tenant Leases for the benefit of Assignee without further proof to any such party of the assignment to Assignee of the Tenant Leases.

6. Notice. Any notice, demand, request, consent, approval, or communication that the parties desire or are required to give to one another shall be sent in the manner required by the Purchase Agreement.

7. Governing Law. This Assignment shall be governed and construed in accordance with the laws of the State of California.

8. Binding Effect. This Assignment shall be binding upon Assignor, Assignee and their respective legal representatives, successors and assigns.

9. Counterparts. This Assignment may be executed in counterparts, and all such counterparts together shall constitute one and the same instrument.

[Signature Page(s) to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this document as of the date and year first above written.

ASSIGNOR:

Pomona Office Tower, LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

WG Kupka, LLC,
a California limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

ASSIGNEE:

______________________________, a
____

____
Name (print): ______________________________
Title: ______________________________

EXHIBIT A

Legal Description

EXHIBIT B

Schedule of Leases

[to be provided]

EXHIBIT "F"

BILL OF SALE

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Pomona Officer Tower, LLC, a Delaware limited liability company ("**Pomona**"), and WG Kupka, LLC, a California limited liability company ("**Kupka**") (together, "**Seller / Transferor**"), hereby transfers, conveys and assigns to ________________________________, a ____________________ ("**Buyer / Transferee**"), its successors and assigns forever, all of Transferor's right, title and interest in and to all personal property of Transferor located at and used in connection with that certain Real Property, more particularly described in **Exhibit "A"** attached hereto (collectively, the "**Transferred Property**").

Capitalized terms used in this Bill of Sale or the exhibits attached hereto and not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement of Purchase and Sale and Escrow Instructions (the "**Agreement**") dated as of __________ ___, 202__, by and between Transferor, as Seller, and Transferee, as Buyer. To the extent that this instrument conflicts or is inconsistent with the terms and conditions of the Agreement, the terms and conditions of the Agreement shall prevail.

1. Transferee hereby accepts the Transferred Property in its current "AS-IS/WHERE IS" condition "WITH ALL FAULTS" as of the date hereof. The Transferred Property shall be free from any liens, encumbrances or security interests of any kind or nature other than the Permitted Exceptions.

2. This Bill of Sale may be relied upon as conclusive proof that each and all of the Transferred Property has been transferred to Transferee.

3. This Bill of Sale has been prepared, negotiated and executed, and shall be construed in accordance with, the laws of the State of California.

4. Transferor covenants and agrees with Transferee to hereafter furnish to Transferee such further conveyance documents and consents as Transferee may reasonably require in furtherance of this Bill of Sale or to carry out the intent hereof.

5. This Bill of Sale shall be binding upon Transferor, Transferee and their respective legal representatives, successors and assigns.

6. This Bill of Sale may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall form a single original document.

[signature page follows]

IN WITNESS WHEREOF, Transferor has executed this Bill of Sale as of _____________, 20___.

"SELLER / TRANSFEROR"

Pomona Office Tower, LLC,
a Delaware limited liability company

By: ___________________________________
Name: ___________________________________
Title: ___________________________________

WG Kupka, LLC,
a California limited liability company

By: ___________________________________
Name: ___________________________________
Title: ___________________________________

"BUYER / TRANSFEREE"

___________________________,
a California _________________

By: ________________________________
Name: ______________________________
Title: ______________________________

PROPERTY DESCRIPTION

[To be attached]

EXHIBIT "G"

FORM OF GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT is made by Pomona Officer Tower, LLC, a Delaware limited liability company ("**Pomona**"), and WG Kupka, LLC, a California limited liability company ("**Kupka**") (together, "**Assignor**"), to ________________________, a ________________ ("**Assignee**").

FOR VALUABLE CONSIDERATION, the receipt and sufficiency is hereby acknowledged, Assignor hereby assigns and transfers unto Assignee: all of Assignor's right, title, claim and interest in and under any and all intangible personal property owned by Assignor which relates to the operation and functioning of that certain real property described on **Exhibit "A"** attached hereto and hereby made a part hereof; all right, title and interest of Assignor in and to, and all of Assignor's obligations arising from and after the Closing with respect to, any and all intangible personal property owned by Assignor which relates to the operation and functioning of the Improvements generally; and other rights owned by Assignor, if any, relating to the operation or functioning of all or any part of the Property (collectively, the "**Intangible Property**"). This Assignment is made without recourse or warranty whatsoever; provided that the Intangible Property shall be conveyed to Assignee free from any liens, encumbrances or security interests of any kind or nature other than the Permitted Exceptions.

Assignee hereby accepts the foregoing assignment of the Intangible Property from Assignor and hereby assumes all obligations under the assigned property arising from and after the Closing. Assignee hereby agrees to indemnify and hold harmless Assignor from and against any and all liability, claims, loss costs, damage and expense (including reasonable attorneys' fees and costs, and court costs) directly or indirectly arising out of or related to any breach or default in Assignee's obligations hereunder, from and after the date of this Assignment.

Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all liability, claims, loss costs, damage and expense (including reasonable attorneys' fees and costs, and court costs) directly or indirectly arising out of or related to any breach or default in Assignor's obligations hereunder, prior to the date of this Assignment.

Capitalized terms used in this Assignment or the exhibits attached hereto and not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement of Purchase and Sale and Escrow Instructions (the "**Agreement**") dated as of ________ ___, 202__ by and between Assignor, as Seller, and Assignee, as Buyer. To the extent that this instrument conflicts or is inconsistent with the terms and conditions of the Agreement, the terms and conditions of the Agreement shall prevail.

This General Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall form a single original document.

IN WITNESS WHEREOF, Assignor and Assignee have executed this General Assignment as of this ____ day of ______________, 20___.

"ASSIGNOR"

Pomona Office Tower, LLC,
a Delaware limited liability company

By: ____________________________________
Name: ____________________________________
Title: ____________________________________

WG Kupka, LLC,
a California limited liability company

By: ____________________________________
Name: ____________________________________
Title: ____________________________________

"ASSIGNEE"

________________________________,
a ______________________

By: ________________________________
Name: ______________________________
Title: _______________________________

PROPERTY DESCRIPTION

[To be attached]

EXHIBIT "H"

CERTIFICATE OF NON-FOREIGN STATUS

Pomona Officer Tower, LLC, a Delaware limited liability company (the "**Transferor**"), is the transferor of interest in that certain real property located in the City of Pomona, County of Los Angeles, State of California (the "**Property**").

Section 1445 of the Internal Revenue Code of 1986 (the "**Code**") provides that a transferee of a U. S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Agreement of Purchase and Sale and Escrow Instructions dated as of ___________, 202__, by and between Transferor, as Seller, and ______________________________, a California ______________, as Buyer, Transferor hereby certifies the following:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder.

2. The U. S. employer number of Transferor is: ______________

3. The address of Transferor is:

____

____

____

It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

[signature page follows]

Under penalty of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date: _____________, 20__

"ASSIGNOR"

Pomona Office Tower, LLC,
a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

CERTIFICATE OF NON-FOREIGN STATUS

WG Kupka, LLC, a California limited liability company (the "**Transferor**"), is the transferor of interest in that certain real property located in the City of Pomona, County of Los Angeles, State of California (the "**Property**").

Section 1445 of the Internal Revenue Code of 1986 (the "**Code**") provides that a transferee of a U. S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Agreement of Purchase and Sale and Escrow Instructions dated as of ___________, 202__, by and between Transferor, as Seller, and ______________________________, a California ______________, as Buyer, Transferor hereby certifies the following:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder.

2. The U. S. employer number of Transferor is: ______________

3. The address of Transferor is:

____
____
____

It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

[signature page follows]

Under penalty of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date: _____________, 20__

"ASSIGNOR"

WG Kupka, LLC,
a California limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT "I"

GENERAL CONDITIONS OF ESCROW HOLDER

[To be attached.]

DocuSign

Certificate Of Completion

Envelope Id: AE2083BC7E484090AE9666C8F4CFD5D1 — Status: Completed

Subject: Complete with DocuSign: Pomona Office Tower - Purchase and Sale Agreement - Execution Copy 1.4....

Source Envelope:

Document Pages: 47	Signatures: 2	Envelope Originator:
Certificate Pages: 2	Initials: 2	Jamie Harrison
AutoNav: Enabled		1055 East Colorado Blvd. Suite 330
EnvelopeId Stamping: Enabled		Pasadena, CA 91106
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		jamie.harrison@lee-associates.com
		IP Address: 47.150.221.4

Record Tracking

Status: Original 1/4/2024 3:51:58 PM	Holder: Jamie Harrison jamie.harrison@lee-associates.com	Location: DocuSign

Signer Events	Signature	Timestamp
Phillip Lee philliplee@jamisonservices.com Authorized Agent Security Level: Email, Account Authentication (None)	DocuSigned by: Phillip Lee B59036AAD8AA437... Signature Adoption: Pre-selected Style Using IP Address: 216.240.54.18	Sent: 1/4/2024 4:13:52 PM Viewed: 1/4/2024 4:25:06 PM Signed: 1/4/2024 4:37:10 PM

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp
Chris Larimore clarimore@lee-associates.com individual Security Level: Email, Account Authentication (None) **Electronic Record and Signature Disclosure:** Not Offered via DocuSign	COPIED	Sent: 1/4/2024 4:13:53 PM
Dr. David Lee davidlee@jamisonservices.com Director Security Level: Email, Account Authentication (None) **Electronic Record and Signature Disclosure:** Not Offered via DocuSign	COPIED	Sent: 1/4/2024 4:13:53 PM
Mike Slinger mike.slinger@ctt.com Security Level: Email, Account Authentication (None)	COPIED	Sent: 1/4/2024 4:13:55 PM Viewed: 1/4/2024 4:47:03 PM

Carbon Copy Events	Status	Timestamp
Electronic Record and Signature Disclosure: Not Offered via DocuSign		
Patrick Ahn patrickahn@jamisonservices.com Security Level: Email, Account Authentication (None)	COPIED	Sent: 1/4/2024 4:13:54 PM Viewed: 1/4/2024 4:18:12 PM
Electronic Record and Signature Disclosure: Not Offered via DocuSign		
Stephanie Lee stephanielee@jamisonservices.com Security Level: Email, Account Authentication (None)	COPIED	Sent: 1/4/2024 4:13:54 PM
Electronic Record and Signature Disclosure: Not Offered via DocuSign		
Terri Gervasi Terri.Gervasi@ctt.com Vice President/Sr. Escrow Officer Chicago Title Company Security Level: Email, Account Authentication (None)	COPIED	Sent: 1/4/2024 4:13:55 PM
Electronic Record and Signature Disclosure: Not Offered via DocuSign		

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	1/4/2024 4:13:55 PM
Certified Delivered	Security Checked	1/4/2024 4:25:06 PM
Signing Complete	Security Checked	1/4/2024 4:37:10 PM
Completed	Security Checked	1/4/2024 4:37:10 PM

Payment Events	Status	Timestamps